UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2021

Petrolia Energy Corporation

(Exact name of Registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 N. Post Oak Rd., Ste. 400, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 723-1266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BBLS	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Petrolia Energy Corporation (“Petrolia” or the “Company”) is the operator of thirty-eight (38) inactive wells in New Mexico, at the Twin Lakes San Andres Unit (“TLSAU”). TLSAU is located 45 miles from Roswell, Chaves County, New Mexico.

As previously reported and in Petrolia’s Form 8-K dated October 25, 2021 (reference to which is hereby made), on April 8, 2021, the State of New Mexico Energy, Minerals and Natural Resources Department, Oil Conservation Division (the “OCD”) issued a Notice of Violation (the “NOV”) to Petrolia alleging that the Company violated four regulations under Title 19, Chapter 15 of the New Mexico Administrative Code (the “NMAC”) by: (i) failing to file production reports for certain wells, (ii) exceeding the number of inactive wells allowed, (iii) failing to provide financial assurance in the amount required, and (iv) failing to provide additional financial assurance in the amount required.

The Company acknowledged the violations alleged in the NOV and requested an informal resolution. On December 30, 2021, to resolve this matter, Petrolia entered into a Stipulated Final Order ( the “SFO”) in Case No. 21982 with the OCD whereby Petrolia among other things agreed to: (i) submit appropriate forms for wells identified on the SFO Inactive Well List, (ii) plug the specific TLSAU wells listed in section 8 (c) and (d) of the SFO, as well as submit all required information and forms specified in the SFO, (iii) open an escrow account meeting the terms listed in the SFO, (iv) deposit funds into an escrow account within the timeframe described in the SFO, and (v) provide the OCD with a report proposing deadlines for bringing all remaining wells into compliance. A copy of the SFO is being submitted as an exhibit with this filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1*	State of New Mexico: Energy, Minerals and Natural Resources Department, Oil Conservation Division, Stipulated Final Order in Case No. 21982

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Mark M. Allen
Mark M. Allen Chief Executive Officer

Date: January 14, 2022